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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 Current Report

                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): July 21, 2005

                             TENNECO AUTOMOTIVE INC.
               (Exact Name of Registrant as Specified in Charter)



            Delaware                           1-12387                          76-0515284
   (State or other jurisdiction        (Commission File Number)      (I.R.S. Employer of Incorporation
of incorporation or organization)                                           Identification No.)
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         500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS             60045
           (Address of Principal Executive Offices)            (Zip Code)




       Registrant's telephone number, including area code: (847) 482-5000




         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On July 21, 2005, Tenneco Automotive announced its second quarter 2005 results of operations. Exhibit 99.1 to this Form 8-K report presents the company's press release, including the company's consolidated statements of income, balance sheets and statements of cash flows for the periods ended June
30, 2004 and 2005, as released by the company on July 21, 2005, and such Exhibit is incorporated herein by reference. Exhibit 99.1 also includes information regarding the company's scheduled conference call to discuss the company's results of operations for the second quarter 2005, as well as other matters that may impact the company's outlook.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

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
Exhibit No.       Description
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
99.1              Tenneco Automotive Inc.'s press release dated July 21, 2005.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              TENNECO AUTOMOTIVE INC.


Date:    July 21, 2005                          By:  /s/ Kenneth R. Trammell
                                                     -----------------------
                                                     Kenneth R. Trammell
                                                     Senior Vice President and
                                                     Chief Financial Officer